As filed with the Securities and Exchange Commission on April 30, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 4 TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Regency Energy Partners LP

Regency Energy Finance Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware	16-1731691 38-3747282
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3738 Oak Lawn Avenue Dallas, TX	75219
(Address of Principal Executive Offices)	(Zip Code)

Thomas E. Long

Regency GP LLC

3738 Oak Lawn Avenue

Dallas, TX 75219

(214) 981-0700

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Approximate date of commencement of proposed sale to the public: Not applicable

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor(1)	State or Other Jurisdiction of Incorporation or Formation	I.R.S. Employer Identification Number
CDM Holdings LLC	Delaware	30-0840691
CDM Resource Management LLC	Delaware	26-1716854
CMA Pipeline Partnership, LLC	Texas	80-0117302
Connect Gas Pipeline LLC	Delaware	N/A
Dulcet Acquisition LLC	Delaware	30-0461025
Fieldcrest Resources LLC	Delaware	02-0661951
FrontStreet Hugoton LLC	Delaware	68-0512892
Galveston Bay Gathering, LLC	Texas	20-4591290
Gulf States Transmission LLC	Louisiana	72-1146059
Hesco Gathering Company, LLC	Texas	74-2875152
Hesco Pipeline Company, LLC	Texas	57-1219129
K Rail LLC	Delaware	23-3094008
Kanawha Rail LLC	Virginia	46-2952778
LJL, LLC	West Virginia	26-3337498
Loadout LLC	Delaware	23-3094002
Midstream Gas Services LLC	Texas	33-1103950
Penn Virginia Operating Co., LLC	Delaware	23-3094000
PVR Midstream JV Holdings LLC	Delaware	20-2425250
Regency Crude Marketing LLC	Delaware	27-3416989
Regency DeSoto Pipeline LLC	Texas	06-1734875
Regency DeSoto-Hesco Services LLC	Texas	80-0117305
Regency ERCP LLC	Delaware	46-0808060
Regency Field Services LLC	Delaware	35-2270502
Regency Gas Services LP	Delaware	03-0516215
Regency Gas Utility LLC	Delaware	26-0103022
Regency GOM LLC	Texas	80-0117311
Regency Haynesville Intrastate Gas LLC	Delaware	90-0446410
Regency Hydrocarbons LLC	Oklahoma	73-1410518
Regency Laverne LLC	Oklahoma	73-1520381
Regency Liquids Pipeline LLC	Delaware	32-0077619
Regency Logistics and Trading LLC	Delaware	45-2017795
Regency Marcellus Gas Gathering LLC	Delaware	27-2142725
Regency Mi Vida LLC	Delaware	47-2179962
Regency Midcontinent Express LLC	Delaware	27-2711062
Regency Midstream LLC	Delaware	45-0921356
Regency NEPA Gas Gathering LLC	Texas	38-3877838
Regency OLP GP LLC	Delaware	20-4188520
Regency Pipeline LLC	Delaware	20-3424891
Regency Quitman Gathering LLC	Delaware	20-4435455
Regency Ranch JV LLC	Delaware	45-5341886
Regency Texas Pipeline LLC	Delaware	27-5225952
Regency Utica Gas Gathering LLC	Delaware	46-3267657
Regency Utica Holdco LLC	Delaware	47-1527484
Regency Vaughn Gathering LLC	Texas	20-3296893
RGP Marketing LLC	Texas	75-2468080
RGP Westex Gathering Inc.	Texas	75-2400144

Exact Name of Registrant Guarantor(1)	State or Other Jurisdiction of Incorporation or Formation	I.R.S. Employer Identification Number
RGU West LLC	Texas	20-0068473
RHEP Crude LLC	Texas	45-2869473
Suncrest Resources LLC	Delaware	02-0662120
Superior Gas Compression, LLC	Texas	87-0802353
Toney Fork LLC	Delaware	N/A
West Texas Gathering Company	Delaware	75-0976094
WGP-KHC, LLC	Delaware	48-1267995

(1)	The address, including zip code, and telephone number, including area code, of each additional registrant guarantor’s principal executive office is 2001 Bryan Street, Suite 3700, Dallas, Texas 75201, (214) 750-1771.

EXPLANATORY NOTE

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment relates to the Automatic Shelf Registration Statement on Form S-3 (as amended, the “Registration Statement”), File No. 333-185179, of Regency Energy Partners LP, a Delaware limited partnership (“Regency”), Regency Energy Finance Corp., a Delaware corporation (“Finance”), and Regency’s subsidiary guarantor registrants (together with Regency and Finance, the “Registrants”) filed with the Securities and Exchange Commission on November 28, 2012. The Registration Statement registered the offer and sale from time to time of an indeterminate number of common units representing limited partner interests and debt securities (and any guarantees thereof) (collectively, the “Securities”).

On April 28, 2015, the unitholders of Regency approved the Agreement and Plan of Merger, dated as of January 25, 2015, as amended by Amendment No. 1 thereto (as so amended, the “Merger Agreement”), by and among (i) Energy Transfer Parterns, L.P., a Delaware limited partnership (“ETP”), (ii) Energy Transfer Partners GP, L.P., a Delaware limited partnership, (iii) Rendezvous I LLC, a Delaware limited liability company (“Merger Sub”), (iv) Rendezvous II LLC, a Delaware limited liability company, (v) Regency, (vi) Regency GP LP, a Delaware limited partnership, (vii) ETE GP Acquirer LLC, a Delaware limited liability company (“ETE Acquirer”), and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P., a Delaware limited partnership. Pursuant to the terms of the Merger Agreement, Regency merged with Merger Sub, with Regency continuing as the surviving entity and as a wholly owned subsidiary of ETP (the “Merger”). Each outstanding common unit representing a limited partner interest of Regency and Class F unit representing a limited partner interest of Regency was converted into the right to receive 0.4124 newly issued common units representing limited partner interests of ETP.

In connection with the aniticipated completion of the transactions contemplated by the Merger Agreement, the Registrants have terminated all offerings of Securities pursuant to the Registration Statement. In accordance with undertakings made by the Registrants in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the Securities that had been registered for issuance that remain unsold at the termination of such offering, the Registrants hereby remove from registration all of such Securities of the Registrants registered but unsold under the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, State of Texas on April 30, 2015.

REGENCY ENERGY PARTNERS LP

By:	Regency GP LP, its general partner

By:	Regency GP LLC, its general partner

By:	/s/ Michael J. Bradley
Name: Michael J. Bradley
Title: President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in their capacities indicated, which are with Regency GP LLC, the general partner of Regency GP LP, the general partner of Regency Energy Partners LP, on the dates indicated:

Signature	Title	Date

/s/ Michael J. Bradley Michael J. Bradley	President, Chief Executive Officer and Director (Principal Executive Officer)	April 30, 2015

* Thomas E. Long	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 30, 2015

* A. Troy Sturrock	Vice President and Controller (Principal Accounting Officer)	April 30, 2015

* James W. Bryant	Director	April 30, 2015

* Rodney L. Gray	Director	April 30, 2015

* John W. McReynolds	Director	April 30, 2015

/s/ Matthew S. Ramsey Matthew S. Ramsey	Director	April 30, 2015

/s/ Richard D. Brannon Richard D. Brannon	Director	April 30, 2015

* By:	/s/ Michael J. Bradley
Michael J. Bradley, Attorney-in-fact

[Signature Page to Post-Effective S-3 ASR]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on April 30, 2015.

REGENCY ENERGY FINANCE CORP.

By:	/s/ Michael J. Bradley
Name: Michael J. Bradley
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in their capacities indicated on the dates indicated:

Signature	Title	Date

/s/ Michael J. Bradley Michael J. Bradley	President and Director (Principal Executive Officer)	April 30, 2015

* Thomas E. Long	Vice President and Director (Principal Financial Officer)	April 30, 2015

* A. Troy Sturrock	Vice President (Principal Accounting Officer)	April 30, 2015

* By:	/s/ Michael J. Bradley
Michael J. Bradley, Attorney-in-fact

[Signature Page to Post-Effective S-3 ASR]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on April 30, 2015.

REGENCY GAS SERVICES LP

By:	Regency OLP GP LLC, its general partner

By:	/s/ Michael J. Bradley
Name: Michael J. Bradley
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in their capacities indicated, which are with Regency OLP GP LLC, the general partner of Regency Gas Services LP, on the dates indicated:

Signature	Title	Date

/s/ Michael J. Bradley Michael J. Bradley	President and Director (Principal Executive Officer)	April 30, 2015

* Thomas E. Long	Vice President and Director (Principal Financial Officer)	April 30, 2015

* A. Troy Sturrock	Vice President and Director (Principal Accounting Officer)	April 30, 2015

* By:	/s/ Michael J. Bradley
Michael J. Bradley, Attorney-in-fact

[Signature Page to Post-Effective S-3 ASR]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrants (each, a “Corporate Guarantor”) certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Amendment No. 4 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on April 30, 2015.

RGP WESTEX GATHERING INC. WEST TEXAS GATHERING COMPANY

By:	/s/ Michael J. Bradley
Name: Michael J. Bradley
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in their capacities with each Corporate Guarantor indicated on the dates indicated:

Signature	Title	Date

/s/ Michael J. Bradley Michael J. Bradley	President and Director (Principal Executive Officer)	April 30, 2015

* Thomas E. Long	Vice President and Director (Principal Financial Officer)	April 30, 2015

* A. Troy Sturrock	Vice President (Principal Accounting Officer)	April 30, 2015

* By:	/s/ Michael J. Bradley
Michael J. Bradley, Attorney-in-fact

[Signature Page to Post-Effective S-3 ASR]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrants (each, a “LLC Guarantor”) certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Amendment No. 4 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on April 30, 2015.

CDM RESOURCE MANAGEMENT LLC

CONNECT GAS PIPELINE LLC

DULCET ACQUISITION LLC

FIELDCREST RESOURCES LLC

FRONTSTREET HUGOTON LLC

GULF STATES TRANSMISSION LLC

K RAIL LLC

KANAWHA RAIL LLC

LJL, LLC

LOADOUT LLC

PENN VIRGINIA OPERATING CO., LLC

PVR MIDSTREAM JV HOLDINGS LLC

REGENCY FIELD SERVICES LLC

REGENCY GAS SERVICES LP

REGENCY GAS UTILITY LLC

REGENCY HAYNESVILLE INTRASTATE GAS LLC

REGENCY HYDROCARBONS LLC

REGENCY LAVERNE LLC

REGENCY LIQUIDS PIPELINE LLC

REGENCY MARCELLUS GAS GATHERING LLC

REGENCY MIDCONTINENT EXPRESS LLC

REGENCY MIDSTREAM LLC

REGENCY NEPA GAS GATHERING LLC

REGENCY PIPELINE LLC

REGENCY RANCH JV LLC

REGENCY TEXAS PIPELINE LLC

REGENCY UTICA GAS GATHERING LLC

RGP MARKETING LLC

RGU WEST LLC

RHEP CRUDE LLC

SUNCREST RESOURCES LLC

TONEY FORK LLC

WGP-KHC, LLC

    By: FrontStreet Hugoton LLC, its sole member

By:	Regency Gas Services LP, its sole member
By:	Regency OLP GP LLC, its general partner

By:	/s/ Michael J. Bradley
Name: Michael J. Bradley
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in their capacities indicated, which are with Regency OLP GP LLC, the general partner of Regency Gas Services LP, the sole member of each LLC Guarantor (and, with respect to WGP-KHC, LLC, the sole member of such entity’s sole member), on the dates indicated:

[Signature Page to Post-Effective S-3 ASR]

Signature	Title	Date

/s/ Michael J. Bradley	President and Director	April 30, 2015
Michael J. Bradley	(Principal Executive Officer)

*	Vice President and Director	April 30, 2015
Thomas E. Long	(Principal Financial Officer)

*	Vice President and Director	April 30, 2015
A. Troy Sturrock	(Principal Accounting Officer)

* By:	/s/ Michael J. Bradley
Michael J. Bradley, Attorney-in-fact

[Signature Page to Post-Effective S-3 ASR]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and have duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on April 30, 2015.

REGENCY OLP GP LLC

By:	/s/ Michael J. Bradley
Name: Michael J. Bradley
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in their capacities indicated on the dates indicated:

Signature	Title	Date

/s/ Michael J. Bradley	President and Director	April 30, 2015
Michael J. Bradley	(Principal Executive Officer)

*	Vice President and Director	April 30, 2015
Thomas E. Long	(Principal Financial Officer)

*	Vice President and Director	April 30, 2015
A. Troy Sturrock	(Principal Accounting Officer)

* By:	/s/ Michael J. Bradley
Michael J. Bradley, Attorney-in-fact

[Signature Page to Post-Effective S-3 ASR]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrants (each, a “New LLC Guarantor”) certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Amendment No. 4 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on April 30, 2015.

CDM HOLDINGS LLC

By:   CDM Resource Management LLC, its sole member

CMA PIPELINE PARTNERSHIP, LLC

GALVESTON BAY GATHERING, LLC

HESCO GATHERING COMPANY, LLC

HESCO PIPELINE COMPANY, LLC

MIDSTREAM GAS SERVICES LLC

REGENCY CRUDE MARKETING LLC

REGENCY DESOTO PIPELINE LLC

REGENCY DESOTO-HESCO SERVICES LLC

REGENCY ERCP LLC

REGENCY GOM LLC

REGENCY LOGISTICS AND TRADING LLC

REGENCY MI VIDA LLC

REGENCY QUITMAN GATHERING LLC

REGENCY UTICA HOLDCO LLC

REGENCY VAUGHN GATHERING LLC

SUPERIOR GAS COMPRESSION LLC

By:	Regency Gas Services LP, its sole member
By:	Regency OLP GP LLC, its general partner

By:	/s/ Michael J. Bradley
Name: Michael J. Bradley
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement has been signed by the following persons in their capacities indicated, which are with Regency OLP GP LLC, the general partner of Regency Gas Services LP, the sole member of each New LLC Guarantor or such New LLC Guarantor’s sole member, on the dates indicated:

Signature	Title	Date

/s/ Michael J. Bradley	President and Director	April 30, 2015
Michael J. Bradley	(Principal Executive Officer)

/s/ Thomas E. Long	Vice President and Director	April 30, 2015
Thomas E. Long	(Principal Financial Officer)

/s/ A. Troy Sturrock	Vice President and Director	April 30, 2015
A. Troy Sturrock	(Principal Accounting Officer)

[Signature Page to Post-Effective S-3 ASR]